Exhibit 99

Presentation By: John W. Hayden President & Chief Executive Officer The Midland Company May 11, 2004

Forward Looking Statements Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2004 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made. As used in this presentation, operating earnings is a "non-GAAP" financial measure that is calculated by taking net income before the after-tax impact of realized capital gains or losses and cumulative effect of accounting changes. For a complete reconciliation of non-GAAP financial measures, please refer to the Company's 8-K filing of this presentation.

Key Investment Considerations The Midland Company - MLAN (Nasdaq) • A Highly Focused Specialty P&C Insurance Company - (American Modern Insurance Group) Headquartered in Cincinnati, Ohio with 1,100 Associates; Active in all 50 States; Multiple Distribution Channels; Superior Growth and Underwriting Results; Product design, pricing and underwriting and claims expertise; Deep and Experienced Management Team; Positioned for Growth; Superb Corporate Culture; Target Defensible Niches Market leader in manufactured housing insurance; Dwelling Fire, Motorcycle, Watercraft, Recreational Vehicle, etc. Collateral Protection, Mortgage Fire, Debt Cancellation; Product design, pricing and underwriting expertise; Ratings and Recognitions "A+" (Superior) rating by A.M. Best; Ward's Top 50 P&C insurance companies; Forbes' "200 Best Small Companies."

Major Product Categories

MLAN Annualized Total Return Periods Ending March 31, 2004 (MLAN $24.95)

5/87 2 for 1 split 5/98 3 for 1 split 7/02 2 for 1 split * Split Adjusted Market and Book Value Growth Period Ending 3/31/04

Consistent Dividend Growth 89 90 91 92 93 94 95 96 97 98 Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 Increased 18 Consecutive Years 18 Year CAGR = 10.7%

93 94 95 96 97 98 99 '00 '01 '02 '03 9/30 YTD 12/31 YTD 218.022 275.509 376.33 387.165 422.982 445.286 472.041 500.984 555.548 588.243 663.972 Direct and Assumed Written Premium - P&C 10 Year CAGR = 11.8% Superior Premium Growth

10-Year Compounded Annual Premium Growth Rate Through December 31, 2003 Industry Source: A.M. Best Company American Modern P&C Industry Premium Growth vs. Industry

AMIG Statutory Combined Ratio vs. Industry Industry Source: A.M. Best Company Superior Underwriting Results vs. Industry 89 94 95 96 97 98 99 '00 '01 '02 '03 AMIG 1.012 0.96 0.947 1.03 0.943 0.966 0.943 0.962 0.993 1.004 1.022 P&C Industry 1.078 1.085 1.065 1.058 1.017 1.055 1.078 1.104 1.159 1.074 1.02 Industry 107.2% 10 Year Average AMIG 97.5% Difference 9.7% Note: Statutory combined ratios for both AMIG and the industry have not been restated prior to 2003 to reflect the reclassification of policy service fees in accordance with Statement of Statutory Accounting Principals No. 53.

MISSION To enhance shareholder value by being an indispensable partner to customers in chosen markets by providing value adding specialty insurance products and services. VISION We will create sustainable competitive advantage by providing our policyholders, associates and business partners with products, services and relationships they value more than those offered by our competitors. VALUES Integrity * Win/Win * Team * Personal Growth * Humility * Creativity * Propriety * Sharing/Caring * Strong Work Ethic Mission • Vision • Values

Strategic Focus Driving Force: Distribution Processes Competitive Advantage: Ability to Predict Results Generic Corporate Strategy: Differentiation, Compete on Value Not Price The Package: Products, Service, Relationships

Management Experience & Depth Top 22 Executives: Average Years of Industry Experience 20 Years Average Tenure With AMIG/Midland 13 Years

Key Operating Principles 2. Distribution Channel Diversity 1. Specialty/Niche Product Focus 3. Products Tailored to Distribution 4. Specialty Product Claims Expertise 5. Underwriting Profit is King 6. Reduce Earnings Volatility via Risk Management 7. Strategically Deploy Technology

Manufactured Housing - $320 Site Built Dwelling - $82 Motorcycle - $58 Mortgage Fire - $33 Watercraft - $33 Collateral Protection - $31 Recreational Vehicle - $30 Excess & Surplus Lines - $22 Credit Life - $17 Long Haul Truck P/D - $13 All Other - $42 323.5 82.5 58.2 32.8 32.9 30.8 29.7 22.3 17.3 12.8 41.8 Property & Casualty and Life Direct & Assumed Written Premium Specialty Niche Product Focus ($ in millions) Dec. 31, 2003

Agency - $253 Point of Sale - $98 Lender - $93 Financial Services - $76 Strategic Alliances - $17 All Other $14 266.7 166.7 102.8 82.4 22.8 39.8 Agency - 39% 22% Point of Sale - 25% 26% Lender - 15% 32% Financial Services - 12% 12% Strategic Alliances - 3% 3% All Other - 6% 5% 22 26 32 12 3 5 Property & Casualty and Life Direct & Assumed Written Premium Distribution Channel Diversity Dec 31, 2000 12/03 12/00

Significant Business Partners Provident Bank

Multiple Company Structure 6 Property & Casualty Companies 2 Life Companies 3 Agencies 3 Service Companies Specialty Products Multi-Faceted Distribution Products Tailored to Distribution

94% of 2003 claims settled by company employees 10% average cost savings per claim closed by company staff on average over the past five years Over 90% of claims settled by company adjusters Specialty Product Claims Expertise Field Adjuster Location Unique in-house staff adjuster training program Approximately 150 employee field staff adjusters

Underwriting Profit is King Maintain pricing integrity Continuously monitor results By product By account By state By channel Ten-Year Average Statutory Underwriting Margin 12/31/03 Note: Statutory combined ratios for both AMIG and the industry have not been restated to reflect the reclassification of policy service fees in accordance with Statement of Statutory Accounting Principals No. 53.

Combined Ratio - Major Product Groups Manufactured Housing All Property Products * Financial Services All Casualty Products 2002 1.011 1.022 0.963 1.059 2003 0.951 0.973 0.92 1.151 Continued Improvement in Property and Financial Services Lines * All Property Products includes Manufactured Housing.

"Realized" Impact of Rate Increases on Earned Premium Mobile Home 3.0% 6.4% 4.0% Site Built 1.6% 9.6% 7.5% Motorcycle 0.3% 7.2% 19.0% Other Motorcycle Actions in 2004: Product Modification Commission Reductions Claims and Underwriting Enhancements 2002 2003 2004 Actual Actual Estimated Actual Actual Estimated Actual Actual Estimated

Operating Return on Beginning Equity 2001 2002 2003 2004 Guidance Actual ROBE 0.091 0.085 0.066 0.1 "Adjusted" ROBE 0.127 0.107 0.121 0.11 2004 calculations are adjusted for Feb. 2004 common stock offering 12% ROBE - Before Motorcycle Fix Takes Hold

Reconciliation of Non-GAAP Financial Measures The Company believes that this non-GAAP financial measure provides a better measure of the on-going performance of the Company's core insurance operations than net income, a GAAP financial measure, because the non-GAAP financial measure excludes realized investment gains and losses, the timing of which the Company has some measure of control, and it excludes changes in net income that result solely from changes in accounting rules and principles.

Monitor and control geographic concentrations Apply catastrophe modeling Manage reinsurance structure and cost Analyze risk/reward profiles of business partners Reinsurance purchased up to 1:250 year event Reduce Earnings Volatility Via Risk Management

Leverage IT across all products, services and channels Utilize e-commerce to meet the needs of our customers and business partners (modernLINKTM) Processing policies & claims Data gathering, warehousing & mining Enable direct customer-initiated interaction www.midlandcompany.com www.amig.com Strategically Deploy Technology

7 KEYS TO SUCCESS IN 2004 1. Focus on the bottom line, not the top line. 2. Grow most what we know the most. 3. Fix Cycle. 4. Go on offense. 5. Pay for Performance (internally and externally). 6. Price all products to a 94.5% combined. 7. Keep it simple.

"True North" $325 Million Manufactured Housing Premium 115.9% Or Better Motorcycle Combined Ratio Maximize Dwelling Premium At A 90% Or Better Combined Ratio Price All Products To A 94.5% Combined Ratio AMERICAN MODERN INSURANCE GROUP NAVIGATING 2004

Positioned for Growth Midland's specialty market leadership and expanding niche opportunities should combine to reward investors. Strong Balance Sheet Grow What We Know Strategic Alliances Web-Enabled Multi-Faceted Distribution Specialty Product Focus Superior Operating Results Strong Foundation Positioned for Growth

Record First Quarter Net Income 94.3 Percent Combined Ratio P&C Written Premiums Grow 10.5 Percent Q1 04 Q1 03 Net Income Before Capital Gains (Losses) $0.74 $0.63 Capital Gains (Losses) 0.16 (0.07) Net Income $0.90 $0.56 First Quarter 2004 Highlights First Quarter 2004 Highlights

The Midland Company Thank You 7000 Midland Boulevard Amelia, Ohio 45102-2607 (513) 943-7100 Fax - (513) 943-7111 Mailing Address: P.O. Box 1256 Cincinnati, Ohio 45201-1256 www.midlandcompany.com Investor Contact: John I. Von Lehman Executive Vice President & Chief Financial Officer (513) 943-7100 Fax: (513) 943-7111 e-mail: jvonlehman@amig.com

APPENDIX

EPS (Excluding Capital Gains & Losses) 2001 2002 2003 2004 Guidance Actual EPS 1.44 1.39 1.13 2 "Adjusted" EPS 2.01 1.74 1.78 2.2 2004 calculations are adjusted for Feb. 2004 common stock offering Back on Track in 2004

Reconciliation of Non-GAAP Financial Measures The Company believes that this non-GAAP financial measure provides a better measure of the on-going performance of the Company's core insurance operations than net income, a GAAP financial measure, because the non-GAAP financial measure excludes realized investment gains and losses, the timing of which the Company has some measure of control, and it excludes changes in net income that result solely from changes in accounting rules and principles.

Investment Portfolio At 12/31/03 80% fixed income ($689 million) "AA" average quality 4.1 years average duration 20% equities ($167 million) Equities Tax exempt municipals U.S. government bonds Mortgage backed bonds Corporate and other bonds Short-term investments 18 24 7 14 26 11 High Quality Diversified Investment Portfolio

Profit Growth People Core Strategies

Supporting Profit Strategies 1. Leverage Product Design and Pricing Capabilities 2. Benefit from Superior Underwriting Practices 3. Consciously Manage Expenses 4. Maximize Policyholder Retention 5. Proactively Manage Account Selection Process

Supporting Growth Strategies 1. Target Organic Growth First 2. Maximize Policyholder Retention 3. Pursue Strategic Alliance Partnerships 5. Make Strategically Appropriate Acquisitions 4. Capture Fee Income Opportunities

Supporting People Strategies 1. Put the Right People in the Right Jobs 2. Provide Clear Leadership 3. Establish a Common Framework 4. Maximize Impact of Performance Management 5. Assure Resource Adequacy